UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2009

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2009, Diane Wilfong, Corporate Controller and Chief Accounting Officer, Eastman Kodak Company, announced her decision to resign from the Company.

On May 29, 2009, Eastman Kodak Company’s Board of Directors elected Eric Samuels, age 41, as Corporate Controller and Chief Accounting Officer, effective July 1, 2009.  The Company issued a press release on June 1, 2009 announcing this event, and the press release is attached as Exhibit (99.1) to this filing.  Mr. Samuels joined the Company in 2004 as Director, Accounting Research and Policy.  He was appointed to the position of Assistant Controller in September 2006 and has served in that position until his election as Controller.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

(99.1)	Press release issued by Eastman Kodak Company on June 1, 2009 relating to the election of Eric Samuels as Corporate Controller and Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:  /s/  Robert L. Berman

                                                                                                Robert L. Berman
Chief Human Resources Officer
                                                                                                and Senior Vice President
Date:  June 1, 2009

EASTMAN KODAK COMPANY
INDEX TO EXHIBITS

Exhibit No.

(99.1)	Press release issued by Eastman Kodak Company on June 1, 2009 relating to the election of Eric Samuels as Corporate Controller and Chief Accounting Officer.